UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): September 23, 2008

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10670	84-0904275
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bethesda Metro Center, Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices (zip code))

301-986-0701

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 23, 2008, among Hanger Orthopedic Group, Inc., Ares Corporate Opportunities Fund, L.P. and Citigroup Global Markets Inc.

The exhibit identified above is filed in connection with the Company’s Registration Statement on Form S-3 (Registration No. 333-153156) that became effective on September 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/ KENNETH J ABOD
Name: Kenneth J Abod
Title: Vice President and Treasurer

Dated: September 24, 2008

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 23, 2008, among Hanger Orthopedic Group, Inc., Ares Corporate Opportunities Fund, L.P. and Citigroup Global Markets Inc.